Investor Presentation 1st Quarter 2017 Exhibit 99.2

Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”. Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures; changes in the interest rate environment; demand for loans in Sunshine Bank’s market area; adverse changes in general economic conditions, either nationally or in Sunshine Bank’s market areas; adverse changes within the securities markets; the successful integration of our acquisitions; legislative and regulatory changes that could adversely affect the business in which the Company and Sunshine Bank are engaged; the future earnings and capital levels of Sunshine Bank; the possibility that anticipated benefits of the FBC merger transaction will not be realized, and other financial results and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. We caution readers not to place undue reliance on forward-looking statements contained in this presentation. The Company disclaims any obligation to revise or update any forward-looking statements contained in this presentation to reflect future events or developments. Forward-Looking Statements

Why Sunshine?

✓ Scale in Attractive Markets

- Orlando led the nation in job growth in 2016
- Tampa nationally ranked #7 metro market for job growth in 2016

✓ Experienced Management Team

- Management continues to successfully execute new business strategy since joining the bank in October 2014
- Management team with proven track record that has worked together for over 10 years

✓ Scale Through Acquisitions

- Completed acquisition of Community Southern Brank
- Branch acquisition in Sarasota
- Completed acquisition of Florida Bank of Commerce

✓ Focus on Community Banking

- Local market teams capable of outmaneuvering larger banks
- More sophistication and product breadth than smaller banks

✓ Strong Organic Growth

- Targeting strong annual net organic loan growth
- Ample organic deposit growth opportunities in robust growth markets

✓ Strong Credit Quality

- As of March 31, 2017 non-performing assets accounted for 0.06% of total assets
- Sunshine maintains strong reserves exceeding double that of nonperforming assets

✓ Capacity to Grow Our Franchise

- Strong fundamentals (capital, liquidity, competency) to support active M&A
- Robust and scalable IT capabilities
- Passionate, talented and diverse associates
- Ample expansion opportunity in target markets throughout Central Florida

✓ Core Deposit Franchise

- Deposit costs of 0.31% in 1Q 2017
- Core deposits 80% of total deposits
- Diversified portfolio geographically and customer type (consumer, small business, not for profit)

✓ Favorable Market Trends

- Benefits from continued growth in population and business activity in key markets in the state of Florida
- Strong tailwinds for deposit balances and wealth management assets

Sunshine BANCORP

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Source: SNL Financial, Company filings as of 03/31/2017.
Core deposits defined as: transaction and interest bearing deposit accounts excluding all certificate of deposit accounts

Experienced Management Team

Management team with more than 140 years of combined experience

Andrew Samuel *Chief Executive Officer*	❖ 30+ years of banking experience ❖ Chairman, CEO, & President, Susquehanna Bank ❖ Chairman, CEO, & President, Tower Bancorp Inc.
Janak Amin *Co-President, Chief Banking Officer*	❖ 20+ years of banking experience ❖ Market CEO for PA, Susquehanna Bank ❖ President of Graystone Tower Bank
John Finley *Executive Vice President & Chief Financial Officer*	❖ 10+ years of banking experience ❖ Director of Treasury Strategies, Susquehanna Bank ❖ Chief Financial Officer, Graystone Tower Bank
Dana Kilborne *Co-President, Chief Banking Officer*	❖ 30+ years of banking experience ❖ President & CEO Florida Bank of Commerce ❖ President & CEO of Prime Bank
Brent Smith *Senior Vice President & Corporate Development Officer*	❖ 10+ years of banking experience ❖ VP & Director of Brokerage Services, Susquehanna Bank ❖ VP & Director of Investor Relations, Graystone Tower Bank
Jane Tompkins *Executive Vice President & Chief Risk Officer*	❖ 40+ years of banking experience ❖ Senior Credit Officer, Susquehanna Bank ❖ Chief Credit Officer, Graystone Tower Bank

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Sunshine BANCORP

Organic Growth Strategic Acquisition Strategic Partnerships Branch Acquisitions Building Franchise Value

Key Strategic Accomplishments July 2014 Sunshine converted from mutual to stock ownership adding over $42 million in new capital; Sunshine Bancorp, Inc. is formed as holding company and common shares are listed on NASDAQ under the ticker SBCP October 2014Enhanced board and management team June 2015Completed the acquisition of Lakeland, FL based Community Southern Holdings, Inc. and its wholly-owned subsidiary Community Southern Bank. Sunshine’s total assets approach $500 million November 2015Completed the purchase of 2 branches in Bradenton and Sarasota, Florida adding $47 million in deposits and $8 million in loans December 2015 Completed private placement equity raise of $12 million in gross proceeds at a 3% premium to market February 2016Tampa and Orlando LPOs were converted to full service branch offices March 2016Raised $11 million of subordinated debt with friends and family accredited investors October 2016Completed the acquisition of Orlando, FL based Florida Bank of Commerce which added approximately $335 million in assets March 2017 Announced record earnings of $1.6 million or $0.21 per basic and diluted a share for the 1Q 2017

Scale Matters… Investment in transformation and growth Decision was made in 2014 to scale toward $1 billion in assets community bank in Central Florida Investments made to clean up credit portfolio, rebrand the bank, transition from historic thrift culture to commercial bank Transition and merger expenses were necessary to gain scale, redefine culture and drive future shareholder value Source: SNL Financial, Company filings.

Balance Sheet Growth Deposits ($ millions) Loans ($ millions) Assets ($ millions) CAGR: 275%+ CAGR: 300%+ CAGR: 400%+ Source: SNL Financial, Company filings Prepared for the next stage of growth, focused on profitability metrics We have experienced 275%+ compounded annual growth in assets, loans, and deposits since the management transition in 4Q 2014

2 1/2 Years of Transformation Deposits ($000) Loans ($000) Assets ($000) Sunshine Bank (9/30/2014) 155,689 110,936 222,852 Acquisition: Community Southern Holdings Inc. (6/30/2015) 178,912 171,476 250,397 Acquisition: First Federal Branch Purchase (11/16/2015) 47,015 7,932 49,648 Acquisition: Florida Bank of Commerce (10/31/2016) 286,572 236,447 335,735 Sunshine Bancorp (3/31/2017) 771,168 689,656 956,378 Source: Company Filings

Disciplined Acquisition Strategy Contiguous/ in-market opportunities Less than 10% TBV Dilution EPS accretion in the 1st year Demographics equal to or better than current footprint Management and the board will consider deviating from these guidelines if the strategic opportunity warrants it. However, anything outside these parameters will be pursued with great diligence and must have strong strategic reasoning for doing so.

Attractive Central Florida Franchise Source: Company Filings; Bureau of Economic and Business Research - University of Florida Company Highlights (as of 3/31/2017; $MM) Total Assets$956 Gross Loans$693 Total Deposits$771 Branches 18

Top Tier Credit Metrics Portfolio clean up completed end of 2014 Net recoveries in 2015 and 2016 Allowance remain strong inclusive of balance sheet growth Source: SNL Financial, Company filings. 38% 33% 62% 321% 1014% 621% 0% 200% 400% 600% 800% 1000% 1200% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2012 2013 2014 2015 2016 1Q17 ALLOWANCE FOR LOAN LOSSES ($000) Allowance for Loan Losses % of Non Performing Assets 1,139 558 2,492 (785) (413) (368) - $1,000 - $500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2012 2013 2014 2015 2016 1Q17 NET CHARGE OFFS /(RECOVERIES) ($000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $7,000 2012 2013 2014 2015 2016 1Q17 NON PERFORMING ASSETS ($000) $6,000

First Quarter 2017 Highlights Source: SNL Financial, Company filings Record earnings of $1.6 million or $0.21 per basic and diluted share Year over year 1 st quarter revenue growth of $4.5 million or 90% Annualized deposit growth of 22%, led by non interest bearing deposits Cost of total deposits was 0.31% at March 31, 2017 Top tier credit metrics with NPAs to Assets at 0.06% on March 31, 2017

Strong Foundation and Track Record to Date $956 million asset institution with a strong core deposit base situated in top growth markets Management achieved immediate scale through acquisitions and organic growth Robust 1Q 2017 earnings Proven Leadership Team Demonstrated history of maximizing shareholder value Proven ability to leverage capital effectively Proven ability to build and grow much larger institutions Clearly articulated pathway through our next stage of growth Presence in Top Growth Markets Clear focus on Florida’s top markets for fundamental growth Strategy pairs experienced, local decision makers with strong, centralized management team and infrastructure Clear Vision for Growth Leverage strategies developed at prior institutions to grow both organically and through targeted acquisitions Investment Highlights